CAPITAL MANAGEMENT	12 Months Ended
Dec. 31, 2024
Disclosure of objectives, policies and processes for managing capital [abstract]
CAPITAL MANAGEMENT	CAPITAL MANAGEMENT
Brookfield Renewable’s primary capital management objectives are to ensure the sustainability of its capital to support continuing operations, meet its financial obligations, allow for growth opportunities and provide stable distributions to its LP unitholders. Brookfield Renewable’s capital is monitored through the debt-to-total capitalization ratio on a corporate and consolidated basis. As at December 31, 2024 these ratios were 15% and 40%, respectively (2023: 12% and 40%, respectively).
Brookfield Renewable has provided covenants to certain of its lenders for its corporate borrowings and credit facilities. The covenants require Brookfield Renewable to meet minimum debt-to-capitalization ratios. Subsidiaries of Brookfield Renewable have provided covenants to certain of their lenders for their non-recourse borrowings. These covenants vary from one credit agreement to another and include ratios that address debt-service coverage. Certain lenders have also put in place requirements that oblige Brookfield Renewable and its subsidiaries to maintain debt and capital expenditure reserve accounts. The consequences to the subsidiaries as a result of failure to comply with their covenants could include a limitation of distributions from the subsidiaries to Brookfield Renewable, as well as repayment of outstanding debt. Brookfield Renewable is dependent on the distributions made by its subsidiaries to service its debt.
Brookfield Renewable’s strategy during 2024, which was unchanged from 2023, was to maintain the measures set out in the following schedule as at December 31:

	Corporate		Consolidated
(MILLIONS)	2024	2023	2024	2023
Corporate credit facility(1)	$240	$—	$240	$—
Commercial paper(1)	431	183	431	183
Debt
Medium-term notes(2)	3,008	2,660	3,008	2,660
Hybrid note(2)	139	—	139	—
Non-recourse borrowings(3)	—	—	30,904	27,020
	3,147	2,660	34,051	29,680
Deferred income tax liabilities, net(4)	—	—	8,109	6,930
Equity
Non-controlling interest	—	—	26,168	18,863
Preferred equity	537	583	537	583
Perpetual subordinated notes	737	592	737	592
Preferred limited partners’ equity	634	760	634	760
Unitholders’ equity	8,380	9,181	8,380	9,181
Total capitalization	$13,435	$13,776	$78,616	$66,589
Debt-to-total capitalization	23%	19%	43%	45%
Debt-to-total capitalization (market value)(5)	15%	12%	40%	40%
(1)Draws on corporate credit facilities and commercial paper issuances are excluded from the debt-to-total capitalization ratios as they are not a permanent source of capital.
(2)Medium-term and Hybrid notes are unsecured and guaranteed by Brookfield Renewable and excludes $16 million (2023: $10 million) of deferred financing fees, net of unamortized premiums.
(3)Consolidated non-recourse borrowings include $1,494 million (2023: $2,626 million) borrowed under a subscription facility of a Brookfield sponsored private fund and excludes $171 million (2023: $140 million) of deferred financing fees and $145 million (2023: $11 million) of unamortized premiums.
(4)Deferred income tax liabilities less deferred income tax assets.
(5)Based on market values of Preferred equity, Perpetual subordinated notes, Preferred limited partners’ equity and Unitholders’ equity.